UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2018

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Completion of Acquisition or Disposition of Assets.

On October 1, 2018 (the “Closing Date”), pursuant to the terms of the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of July 2, 2018, by and among The Interpublic Group of Companies, Inc. (the “Company”), Acxiom LLC (formerly Acxiom Corporation, “Acxiom”), LiveRamp, Inc., (“LiveRamp”), and Acxiom Holdings, Inc. (“Holdco”), the Company completed the acquisition of Holdco’s Marketing Solutions business (the “AMS Business”) through the acquisition of 100% of the equity interests of Acxiom from Holdco for $2.3 billion in cash, subject to customary closing adjustments (the “AMS Acquisition”).

Pursuant to the terms of the Purchase Agreement, prior to the Closing Date, Acxiom completed a holding company merger (the “Merger”) resulting in Acxiom becoming a wholly owned subsidiary of Holdco and Holdco becoming a publicly traded company. Immediately following the completion of the Merger, Acxiom converted into a Delaware limited liability company and distributed all of its equity interests in LiveRamp, its wholly owned subsidiary, to Holdco, such that Acxiom and LiveRamp were coequal, wholly owned direct subsidiaries of Holdco, with LiveRamp holding the LiveRamp identity technology provider business and Acxiom holding the AMS Business.

The description of the Purchase Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 6, 2018.

The Company has determined that it is not required to file separate audited financial statements of Acxiom under Rule 3-05 of Regulation S-X or pro forma financial information relating to the acquisition of Acxiom under Article 11 of Regulation S-X.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effectiveness of and Borrowing under Term Loan Agreement

As previously announced, on July 27, 2018, the Company entered into a Credit Agreement (the “Term Loan Agreement”) among the Company, the initial lenders named therein, Citibank, N.A. (“Citibank”), as administrative agent (the “Administrative Agent”), JPMorgan Chase Bank, N.A., as syndication agent, and Citibank, JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunners.  On October 1, 2018, in connection with the consummation of the AMS Acquisition, the conditions to the closing of the Term Loan Agreement were satisfied and the Company borrowed $500.0 million. The proceeds of such borrowing were used to fund the AMS Acquisition and related fees and expenses. No additional amounts are available for borrowing under the Term Loan Agreement.

The foregoing description of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Term Loan Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 2, 2018.

Effectiveness of First Amendment to Revolving Credit Agreement

As previously announced, on July 27, 2018, the Company entered into Amendment No. 1 (the “Amendment”) to its Amended and Restated Credit Agreement (the “Existing Credit Agreement” and, together with the Amendment, the “Amended Credit Agreement”), dated as of October 25, 2017, among the Company, the banks, financial institutions and other institutional lenders parties to the Existing Credit Agreement (collectively, the “Lenders”) and Citibank, N.A., as administrative agent for the Lenders. On October 1, 2018, in connection with the consummation of the AMS Acquisition, the conditions to effectiveness of the Amendment were satisfied and the Amendment became effective. As of October 1, 2018, the Company has no outstanding borrowings under the Revolving Credit Agreement; however, we had approximately $8.5 million of letter of credit under the Amended Credit Agreement, which reduced our total availability to $1,491.5 million available for borrowing thereunder.

The foregoing description of the Existing Credit Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to (i) the Existing Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2017, filed on October 26, 2017 and (ii) the Amendment, a copy of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 2, 2018.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the completion of the AMS Acquisition. A copy of that press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information presented in this Item 7.01, including Exhibit 99.1, is being furnished, not filed, under Item 7.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1* ϯ
Membership Interest Purchase Agreement, dated as of July 2, 2018, by and among Acxiom Corporation, The Interpublic Group of Companies, Inc., LiveRamp, Inc., and Acxiom Holdings, Inc. (filed as Exhibit 2.1 of the Company’s Form 8-K, filed with the Securities and Exchange Commission on July 6, 2018 and incorporated by reference herein).

10.1*
Credit Agreement, dated as of July  27, 2018, among The Interpublic Group of Companies, Inc., the initial lenders named therein, Citibank, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent and Citibank, N.A., JPMorgan Chase Bank, N.A., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc., as joint leader arrangers and joint bookrunners (filed as Exhibit 10.1 of the Company’s Form 8-K, filed with the Securities and Exchange Commission on August 2, 2018 and incorporated by reference herein).

10.2*
Amendment No. 1 to the Credit Agreement, dated as of July  27, 2018, among The Interpublic Group of Companies, Inc., the banks, financial institutions and other institutional lenders parties to the Credit Agreement and Citibank, N.A., as agent for the lenders (filed as Exhibit 10.1 of the Company’s Form 8-K, filed with the Securities and Exchange Commission on August 2, 2018 and incorporated by reference herein).

99.1	Press Release issued by The Interpublic Group of Companies, Inc., dated October 1, 2018.

* Previously filed.
ϯ Certain schedules and exhibits to this agreement were omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: October 1, 2018	By: /s/ Andrew Bonzani
Name: Andrew Bonzani Title: Senior Vice President, General Counsel and Secretary